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                                                                   EXHIBIT 10.31

                               SECURITY AGREEMENT



        THIS SECURITY AGREEMENT dated as of September 23, 1997, is made by Continuus Software Corporation, a California corporation ("Grantor"), in favor of London Pacific Life & Annuity Company, a North Carolina joint stock life insurer ("Lender").

                                    RECITALS

        A. Lender has made a loan to Grantor as evidenced by that certain Senior Secured Convertible Debenture (the "Debenture") dated of even date herewith executed by Grantor in favor of Lender (the "Loan") and issued pursuant to that certain Senior Secured Convertible Debenture Purchase Agreement.

        B. Lender is willing to make the Loan to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to Lender this Security Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in order to induce Lender to make the Loan and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

SECTION 1.     DEFINITIONS.

        1.1 DEFINED TERMS. Unless otherwise defined herein the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

        "COLLATERAL" shall have the meaning assigned to such term in Section 3 of this Security Agreement.

        "CONTRACTS" means all contracts or other agreements in or under which Grantor may now or hereafter have any right, title or interest.

        "COPYRIGHT" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, application and recordings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (c) any

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continuations, renewals or extensions thereof; and (d) any registrations to be issued in any pending applications.

        "EVENT OF DEFAULT" shall have the meaning assigned to such term in
Section 3 of the Debenture.

        "LICENSE" means any Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Grantor.

        "PATENT LICENSE" means any written agreement granting any right with respect to any invention on which a Patent is in existence.

        "PATENTS" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country and all rights corresponding thereto, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country and (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof.

        "PERMITTED LIENS" means any interest in the Collateral securing a credit to Grantor which is listed on the attached Schedule A.

        "SECURED OBLIGATIONS" means (a) the obligation of Grantor to repay Lender under Section 2 below and to pay fees, costs and expenses of Lender under
Section 7.2 below, and (b) all other indebtedness, liabilities and obligations of Grantor to Lender, whether now existing or hereafter incurred.

        "TRADEMARK LICENSE" means any of the following now owned or hereafter acquired by Grantor: any written agreement granting any right to use any Trademark or Trademark registration.

        "TRADEMARKS" means any of the following now owned or hereafter acquired by Grantor: (a) any trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

                                       2.
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        "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

        In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC (definition sections of the UCC are noted parenthetically): "Account Debtor" (9105(1)(a)); "Accounts" (9106); "Chattel Paper" (9105(1)(b)); "Documents" (9105(1)(f)); "Equipment" (9109(2));
"Fixtures" (9313(1)(a)); "General Intangibles" (9106); "Instruments" (9105(1)(i); "Inventory" (9109(4)); "Proceeds" (9306(1)). Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

SECTION 2.     SECURED OBLIGATION.

        Grantor agrees forthwith to pay to Lender all of the unpaid principal amount of, and accrued interest on, the Debenture and all other indebtedness, liabilities and obligations of Grantor to Lender arising thereunder or hereunder, whether now existing or hereafter incurred, and whether created under, arising out of or in connection with any written agreement or otherwise.

SECTION 3.     GRANT OF SECURITY INTEREST.

        As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Lender to cause the Loan to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and hereby grants to Lender, a security interest in all of Grantor's right, title and interest in, to and under the following whether now owned or hereafter acquired (all of which being herein collectively called the "Collateral"):

               (a)    All Accounts of Grantor;

               (b)    All Chattel Paper of Grantor;

               (c)    All Contracts of Grantor;

               (d)    All Documents of Grantor;

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               (e)    All Equipment of Grantor;

               (f)    All Fixtures of Grantor;

               (g) All General Intangibles of Grantor including, without limitation, all Copyrights, Patents and Trademarks;

               (h)    All Instruments of Grantor;

               (i)    All Inventory of Grantor;

               (j) All property of Grantor held by Lender, or any other party for whom Lender is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Lender or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

               (k) All other goods and personal property of Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor and wherever located; and

               (l) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

SECTION 4.     RIGHTS OF LENDER; COLLECTION OF ACCOUNTS.

        4.1 Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Lender of a lien therein or the receipt by Lender of any payment relating to any Contract or License pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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SECTION 5.     REPRESENTATIONS AND WARRANTIES.

        Grantor hereby represents and warrants to Lender that:

        5.1 Except for the security interest granted to Lender under this Security Agreement and other Permitted Liens, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good, marketable and insurable title thereto free and clear of any and all liens other than Permitted Liens.

        5.2 No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of Lender pursuant to this Security Agreement or such as relate to other Permitted Liens.

        5.3 This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Accordingly, Lender has a fully perfected first priority security interest in all of the Collateral in which Grantor now has rights, subject only to the Permitted Liens. This Security Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which Grantor later acquires rights, when Grantor acquires those rights, subject only to the Permitted Liens.

SECTION 6.     COVENANTS.

        Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:

        6.1 FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement.

        6.2 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

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SECTION 7.     RIGHTS AND REMEDIES UPON DEFAULT.

        7.1 If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it under this Security Agreement, all rights and remedies of a secured party under the UCC.

        7.2 Grantor also agrees to pay all fees, costs and expenses of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

        7.3 Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

        7.4 The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

               (a) First, to Lender in an amount sufficient to pay in full the reasonable costs of Lender in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Lender in connection therewith, including, without limitation, reasonable attorneys' fees;

               (b) Second, to Lender in an amount equal to the then unpaid Secured Obligations;

               (c) Finally, upon payment in full of the Secured Obligations, to Grantor or its representatives or as a court of competent jurisdiction may direct.

SECTION 8.     LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL.

        Lender shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing, but failure of Lender to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of Lender to do any act not so requested shall be deemed a failure to act reasonably.

SECTION 9.     REINSTATEMENT.

        This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any

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part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured
Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 10.    MISCELLANEOUS.

        10.1   NO WAIVER; CUMULATIVE REMEDIES.

               (a) Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

               (b) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

               (c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Lender.

        10.2 TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 9 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

        10.3 SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, any future holder of the indebtedness and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Lender hereunder.

        10.4 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state by residents of such state, without regard to the principles thereof regarding conflict of laws.



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        IN WITNESS WHEREOF, each of the parties hereto has caused this Security
Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.



GRANTOR                        CONTINUUS SOFTWARE CORPORATION



                               By:/s/ John Wark
                                  ---------------------------------------------
                               Name:John R. Wark
                                  ---------------------------------------------

                               Title:President/Chief Executive Officer
                                  ---------------------------------------------

Accepted and acknowledged by:

LONDON PACIFIC LIFE & ANNUITY
COMPANY



By:/s/ Susan Y. Gressel
   ----------------------------------
Name:Susan Y. Gressel
   ----------------------------------

Title:Vice President/Treasurer
   ----------------------------------


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                                   SCHEDULE A

                           LISTING OF PERMITTED LIENS



1. Security interest of Comdisco, Inc. pursuant to line of credit for lease financing.

2. Security interest of NTFC Capital Corporation pursuant to lease of a Norstar Phone System.

3. Security interest of AT&T Credit Corporation pursuant to lease of a telephone system in the Company's San Mateo office.

4. Security interest of Royal Bank of Canada Europe Limited pursuant to receivables purchasing arrangement.

5. Computerized Medical Systems has an interest in certain of the Company's software that is held in escrow by Data Security International for the benefit of Computerized Medical Systems (Flex Safe Escrow Agreement #0315201-00001, dated February 16, 1996).

6. WalMart Stores Incorporated has an interest in certain of the Company's software that is held in escrow by Data Security International for the benefit of WalMart Stores Incorporated (Preferred Registration Technology Escrow Agreement, dated April 8, 1994).

7. Tandem Computers Inc. has an interest in certain of the Company's software that is held in escrow by Brambles NSD for the benefit of Tandem Computers Inc.

8. Morgan Stanley has an interest in certain of the Company's software that is held in escrow by Fort Knox Escrow for the benefit of Morgan Stanley (Escrow Agreement dated June 24, 1997).

9. IBM has an interest in certain of the Company's software that is held in escrow by National Computing Center (U.K.) for the benefit of IBM (Escrow Agreement #5791, dated March 31, 1995).

10. Lord Chancellors has an interest in certain of the Company's software that is held in escrow by National Computing Center (U.K.) for the benefit of Lord Chancellors (Escrow Agreement #6445, dated August 7, 1995).


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